UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2024
Fortress Net Lease REIT
(Exact name of registrant as specified in its charter)

Maryland	000-56632	92-1937121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)
(212) 798-6100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.    Unregistered Sale of Equity Securities.

On July 15, 2024, Fortress Net Lease REIT (the “Company”, “we” or “us”) issued 19,346 Class E common shares to FNLR Management LLC, the Company’s external manager (the “Adviser”), as payment for $195,026 of management fees. The price per share of the Class E common shares was equal to the net asset value (“NAV”) per share of the Class E common shares as of May 31, 2024. The issuance of these shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder.
Item 8.01.    Other Events.

June 30, 2024 NAV Per Share

On July 15, 2024, the Company reported the NAV per share for each class of common shares of the Company as of June 30, 2024, which is set forth below:

NAV per Share
Class F-I	$10.0299
Class F-I X*	$10.0938
Class D	$10.0676
Class D-X*	$10.0844
Class E	$10.0941

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class F-S, Class F-D, Class F-I, Class D and Class E common shares, as well as the partnership interests (“OP Units”) of FNLR OP LP (the “Operating Partnership”), if any, held by parties other than the Company.

The following table provides a breakdown of the major components of our NAV as of June 30, 2024 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$383,514
Intangible assets	67,281
Cash and cash equivalents	101,496
Restricted cash	43,338
Other assets	981
Subscriptions received in advance	(36,883)
Distribution payable	(2,730)
Due to affiliate	(748)
Management fee payable	(195)
Accrued performance participation allocation	(154)
Accounts payable and accrued expenses	(7,585)
Other liabilities	(765)
Net Asset Value	$547,550
Number of outstanding shares/units	54,388

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of June 30, 2024 (amounts in thousands, except per share unit data):

	Monthly NAV	Number of outstanding shares/units	NAV per Share/Unit as of June 30, 2024
Class F-S	—	—	—
Class F-D	—	—	—
Class F-I	$148,229	14,779	$10.0299
Class F-I X*	$41,715	4,133	$10.0938
Class D	$88,171	8,758	$10.0676
Class D-X*	$266,940	26,471	$10.0844
Class E	$2,495	247	$10.0941
OP Units	—	—	—
Total	$547,550	54,388

The following table provides a breakdown of the major components of our NAV as of May 31, 2024 (amounts in thousands):

Components of NAV	Amount
Investments in real estate	$369,860
Intangible assets	40,680
Cash and cash equivalents	104,251
Restricted cash	39,919
Other assets	850
Subscriptions received in advance	(36,383)
Distribution payable	(2,440)
Due to affiliate	(1,015)
Management fee payable	(123)
Accrued performance participation allocation	(72)
Accounts payable and accrued expenses	(4,434)
Other liabilities	(623)
Net Asset Value	$510,470
Number of outstanding shares/units	50,728

The following table provides a breakdown of our total NAV and NAV per share/unit by class as of May 31, 2024 (amounts in thousands, except per share/unit data):

	Monthly NAV	Number of outstanding shares/units	NAV per Share/Unit as of May 31, 2024
Class F-S	—	—	—
Class F-D	—	—	—
Class F-I	$104,759	10,444	$10.0301
Class F-I X*	$52,478	5,206	$10.0803
Class D	$39,080	3,884	$10.0624
Class D-X*	$311,825	30,963	$10.0709
Class E	$2,328	231	$10.0810
OP Units	—	—	—
Total	$510,470	50,728

*Class F-I X and Class D-X represent Class F-I and Class D common shares, respectively, that were purchased during the Initial Share Offering Period (as defined in the Company’s registration statement on Form 10 initially filed with the Securities and Exchange Commission on February 1, 2024 (as amended, the “Form 10”)) and that are currently entitled to a fee waiver, as described in the Form 10. Pursuant to the fee waiver: (i) the Adviser has waived the management fee for six months for certain investors measured from the later of (x) the day on which such investor first purchased any such shares and (y) if applicable, the day on which such shares were released from escrow (such later date in respect of any investor, the “Issuance Date”); and (ii) FNLR SLP LLC, the special limited partner of the Operating Partnership, has waived the performance participation for six months for certain investors measured from the applicable Issuance Date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 19, 2024

Fortress Net Lease REIT

By:	/s/ Avraham Dreyfuss
Name:	Avraham Dreyfuss
Title:	Chief Financial Officer